              As filed with the Securities and Exchange Commission
                              on January 29, 1999


-------------------------------------------------------------------------------
                                                     1933 Act File No. 2-99752
                                                    1940 Act File No. 811-4384

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            ------------------------

                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             x
                                                                         -----
                      Pre-Effective  Amendment No.
                                                                         -----


                      Post-Effective Amendment No. 17                      x
                                                                         -----


                                      and



                      REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                       x
                                Amendment No. 17
                            ------------------------                     -----


                        STRONG SCHAFER VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             101 Carnegie Center
                         Princeton, New Jersey 08540
                   (Address of Principal Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (609) 514-1300
                                David K. Schafer
                        Strong Schafer Value Fund, Inc.
                             101 Carnegie Center
                         Princeton, New Jersey 08540
                   (Name and Address of Agent for Service)

                                    Copy to:
                              Andrew H. Shaw, Esq.
                                Sidley & Austin
                            One First National Plaza
                            Chicago, Illinois  60603

It is proposed that this filing will become effective (check appropriate box)


               immediately upon filing pursuant to paragraph (b)
-----
  X            on February 1, 1999 pursuant to paragraph (b)
-----
               60 days after filing pursuant to paragraph (a)
-----
               on ________________ pursuant to paragraph (a) of rule 485
-----


                           -------------------------
-------------------------------------------------------------------------------

                                                                [STRONG GRAPHIC]



THE STRONG
SCHAFER VALUE FUND

PROSPECTUS - FEBRUARY 1, 1999



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a criminal offense.

TABLE OF CONTENTS

Your Investment

Key Information
What are the fund's goals?....................................1
What are the fund's principal investment strategies?..........1
What are the main risks of investing in the fund?.............1
What are the fund's fees and expenses?........................4
Who are the fund's investment advisor and portfolio manager?..5
What is the fund's relationship with Strong?..................6

Other Important Information You Should Know
Financial Highlights..........................................7
Additional Information on Investment Policies and Risks.......8

Your Account

Share Price..................................................11
Foreign Securities...........................................11
Buying Shares................................................12
Selling Shares...............................................15
Additional Policies..........................................17
Distributions................................................18
Taxes........................................................18
Services For Investors.......................................21
Reserved Rights..............................................24
For More Information.................................Back Cover

In this prospectus, "we" or "us" refers to Strong Schafer Capital Management, L.L.C., the investment advisor for the Strong Schafer Value Fund, Inc.

                                                                 YOUR INVESTMENT



KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG SCHAFER VALUE FUND seeks long-term capital growth. Current income is a secondary objective.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The STRONG SCHAFER VALUE FUND invests primarily in common stocks of medium- and large-size companies. The portfolio manager generally selects stocks of companies that have

- a below average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock Index; and

-    above average projected earnings growth.

The fund generally invests substantially all of its assets in stocks. The fund invests roughly similar amounts of its assets in each stock in the portfolio. This approach avoids the overweighting of any individual security being purchased. The portfolio manager may sell portfolio stocks when they no longer are attractive based on their growth potential or price.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

GENERAL STOCK RISKS: The fund's major risks are those of investing in the stock market. That means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the fund's shares may go up and down. When you sell your investment, you may receive more or less money than you originally invested.

YOUR INVESTMENT


MEDIUM-SIZE COMPANIES: The fund may invest in the stocks of medium-size companies. Medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals which could increase the volatility of the fund's portfolio.


VALUE STYLE INVESTING: Different types of equity securities tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Fund's "value" investment style may sometimes be lower or higher than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.


FOREIGN SECURITIES: The fund may invest up to 20% of its assets in foreign securities. Foreign investments involve additional risks, which include currency fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

OTHER RISK INFORMATION

The fund is appropriate for investors who are comfortable with the risks described in this prospectus and whose financial goals are five years or more in the future. The fund is not appropriate for investors concerned primarily with principal stability.



The return information below illustrates how the fund's performance can vary and gives some indication of the risks of investing in the fund by comparing the fund's performance with broad measures of market performance. Please keep in mind that the fund's past performance does not represent how it will perform in the future. The information assumes the reinvestment of all dividends and distributions.

                                                                 YOUR INVESTMENT


                           CALENDAR YEAR TOTAL RETURNS
                            As of 12/31 of each year

    1989            30.1%
    1990            -10.1%
    1991            40.9%
    1992            18.7%
    1993            24.0%
    1994            -4.3%
    1995            34.2%
    1996            23.2%
    1997            29.3%
    1998            -6.63%


                            STRONG SCHAFER VALUE FUND


BEST AND WORST QUARTERLY PERFORMANCE

During the periods shown in the above chart, the highest return for a quarter was 22.52% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.54% (quarter ended September 30, 1998).


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-98


Fund/index                              1-year      5-year     10-year
STRONG SCHAFER VALUE FUND               -6.63%      13.81%     16.56%

S&P 500 Stock Index*                    28.58%      24.06%     19.21%
Lipper Growth &
Income Funds Index**                    13.58%      17.83%     15.54%




*The S&P 500 Stock Index is the Standard & Poor's 500 Stock Index, which is an unmanaged index generally representative of the U.S. stock market.

**The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category.

YOUR INVESTMENT



WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES

(fees paid directly from your investment)
The fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from fund assets)
The costs of operating the fund are deducted from the fund's assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment. The expense information shown below is based on amounts incurred during the fund's fiscal year ended September 30, 1998.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                              Management      Other    Total Fund
                                  Fee       Expenses    Expenses
--------------------------------------------------------------------------------
                                 1.00%        .24%        1.24%

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         1 year     3 years    5 years    10 years
--------------------------------------------------------------------------------
                          $126       $393       $681        $1500

YOUR INVESTMENT


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?

The investment advisor for the fund is Strong Schafer Capital Management, L.L.C.
(SSCM), 101 Carnegie Center, Princeton, New Jersey 08540, an investment advisor registered under the Investment Advisers Act of 1940. SSCM is jointly owned by Schafer Capital Management, Inc. (Schafer) and Strong Capital Management, Inc. (Strong). On October 16, 1998, SSCM succeeded Schafer as investment advisor for the fund, a position previously held by Schafer since the fund's inception in 1985. Schafer is the managing owner of SSCM, and thus Schafer indirectly continues in its role as the fund's investment advisor.


Although SSCM has not previously served as investment advisor to any registered investment company or other accounts, Schafer, together with its predecessor, has served as investment advisor to other equity accounts since 1981 and currently has approximately $1.5 billion under management. An affiliate of Schafer, Schafer Cullen Capital Management, Inc., serves as investment advisor to various equity accounts and provides certain services to Schafer, and Strong provides services to Schafer in connection with effecting the fund's securities transactions.



SSCM is responsible for selecting the securities to be purchased and sold for, and administering the affairs of, the Fund. SSCM also furnishes office space, office facilities, equipment, personnel (other than the services of certain directors of the fund who are not considered "interested" persons), and clerical, bookkeeping and administrative services for the fund to the extent not provided by Strong as the fund's accounting services agent. For its services, SSCM receives a fee, payable monthly, at an annual rate equal to 1% of the average daily net assets of the fund (which fee rate is identical to that previously payable to Schafer). For the fiscal year ended September 30, 1998, the advisory fee paid by the fund to Schafer was equal to 1% of the average daily net assets of the fund.

YOUR INVESTMENT


DAVID K. SCHAFER has been the portfolio manager of the fund since its inception in October 1985. Mr. Schafer has been in the investment management business for more than thirty years. For more than the past five years, Mr. Schafer has been the President and the sole shareholder of Schafer.


WHAT IS THE FUND'S RELATIONSHIP WITH STRONG?


Strong serves as the fund's registrar, dividend-paying agent and transfer agent and provides fund accounting services to the fund, and Strong Investments, Inc., an indirect subsidiary of Strong, acts as the fund's distributor. Strong also markets the fund as part of the Strong Funds.


Strong is also a co-owner, together with Schafer, of SSCM. Commencing on January 10, 2001, and for eighteen months thereafter, Strong has an option to purchase Schafer's ownership interest in SSCM at a negotiated formula price. This option is subject to certain conditions, including procurement of regulatory approvals and other conditions that may be imposed under applicable law (including any necessary approval of the shareholders of the fund).


YEAR 2000 ISSUES


Your investment could be adversely affected if the computer systems used by the fund and its service providers, including Strong, do not properly process and calculate date-related information before, on, and after January 1, 2000. Year 2000-related computer problems could have a negative impact on your investment, but we and Strong are working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps.

                                                                 YOUR INVESTMENT


OTHER IMPORTANT INFORMATION
YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS



This information describes investment performance for the periods shown. "Total Return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.



FOR THE YEAR ENDED SEPTEMBER 30,                1998               1997               1996              1995              1994
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA (a)
Net Asset Value, Beginning
   of Period                               $   67.29          $   47.28          $   43.46         $   36.54         $   36.21

Income from Investment Operations
   Net Investment Income                         .40                .39                .47               .36               .26
   Net Realized and Unrealized
   Gains (Losses) on Investments              (15.81)             21.48               5.00              8.53              1.34
   ---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations           (15.41)             21.87               5.47              8.89              1.60

Less Distributions:
   From Net
   Investment Income                            (.59)              (.43)              (.38)             (.33)             (.19)
   From Net Realized Gains                     (1.44)             (1.43)             (1.27)            (1.64)            (1.08)
   ---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (2.03)             (1.86)             (1.65)            (1.97)            (1.27)
   ---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   49.85          $   67.29          $   47.28         $   43.46         $   36.54
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                   -23.5%            +47.5%             +13.0%            +26.0%             +4.4%
Net Assets, End of Period
(In Millions)                                 $1,428             $1,318               $389              $163               $68
Ratio of Expenses to Average
Net Assets                                       1.2%               1.2%               1.3%              1.3%              1.5%
Ratio of Net Investment Income
to Average Net Assets                            0.7%               0.8%               1.2%              1.2%              1.0%
Portfolio Turnover Rate                         39.0%              22.5%              17.8%             33.2%             28.5%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

YOUR INVESTMENT



ADDITIONAL INFORMATION ON INVESTMENT
POLICIES AND RISKS


The fund invests in securities which we believe offer the possibility of increase in value, for the most part common stocks of medium- and large-size companies having a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with the average price/earnings ratio of the S&P 500 Stock Index) in relation to investment value (as measured by prospective earnings and dividend growth rates as compared with market averages of such rates). We then monitor investments for price movement and earnings developments. Once a security is purchased, we will generally hold it in the fund's portfolio until it no longer meets the fund's financial or valuation criteria.


Although there may be some short-term portfolio turnover, we generally purchase securities which we believe will appreciate in value over the long term. However, securities may be sold without regard to the time they have been held when, in our opinion, investment considerations warrant such action.

The fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate in the light of conditions prevailing at any given time.

Other than as considered appropriate for cash reserves, the fund will generally maintain a fully invested position in common stocks of publicly-held companies, primarily in stocks of companies listed on a national securities exchange and other publicly traded equity securities (common stocks or securities convertible into common stocks). Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stock and in warrants or other rights to purchase

                                                                 YOUR INVESTMENT


common stock, which in each case are considered by us to be equity securities. We generally do not engage in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations. Although the fund's portfolio will normally be fully invested in equity securities as described above, a portion of its assets may be held from time to time in cash or cash equivalents when we are unable to identify attractive equity investments.


The fund invests primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer (regardless of whether traded in U.S. dollars) and which meet the criteria for investment selection set forth above. As a result, the fund may be subject to additional investment risks that are different in some respects from those experienced by a fund which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the imposition of foreign withholding taxes on dividend and interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign investments, or the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities. With respect to the securities of foreign issuers which are denominated in foreign currencies, such risks also include currency risk. Generally, the fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls; however, there can be no assurance that such laws may not become applicable to certain of the fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing, financial record keeping and shareholder reporting standards and requirements as domestic issuers.

YOUR INVESTMENT



There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the fund will be realized or that any income will be earned. Moreover, the application of the fund's investment policies is basically dependent upon our judgment. You should realize that there are risks in any policy dependent upon judgment and that we do not make any representation that the objectives of the fund will be achieved or that there may not be substantial losses in any particular investment. At any time, the value of the fund's shares may be more or less than your cost of shares.


The fund's secondary objective of current income is not a fundamental policy of the fund and may be changed by a vote of a majority of the Board of Directors without a vote of the shareholders.

                                                                    YOUR ACCOUNT



All of the Strong Funds are 100% no-load. This means that you may purchase, redeem, or exchange shares directly at their net asset value without paying a sales charge.


SHARE PRICE

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day the Exchange is open. If the Exchange closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in the fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the fund.


--------------------------------------------------------------------------------
Share price or NAV is determined by dividing net assets (the value of the fund's investments, cash, and other assets minus its liabilities) by the number of shares outstanding.
--------------------------------------------------------------------------------

FOREIGN SECURITIES


Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when the fund does not calculate NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that the fund calculates NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when the fund calculates NAV generally will not be reflected in the fund's NAV. However, these events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the fund, determine that they would have a material effect on the fund's NAV.

YOUR ACCOUNT

BUYING SHARES


INVESTMENT MINIMUMS: When buying shares, you must meet the following minimum investment requirements.



                          Initial Investment           Additional Investment
                                Minimum                     Minimum
--------------------------------------------------------------------------------
Regular accounts                $2,500                        $50

Education IRA accounts           $500                         $50

Other IRAs and                   $250                         $50
UGMA/UTMA accounts

SIMPLE IRA, SEP-IRA,          the lesser                      $50
403(b)(7), Keogh,               of $250
Pension Plan, and             or $25 per
Profit Sharing Plan              month
accounts


PLEASE REMEMBER...

- If you use an Automatic Investment Plan, the initial investment minimum to open an account is waived and the additional investment minimum is $50.

-    You cannot use an Automatic Investment Plan with an Education IRA.

- If you open a qualified retirement plan account where Strong or one of its alliance partners provides administrative services, there is no initial investment minimum.

                                                                    YOUR ACCOUNT



BUYING INSTRUCTIONS

You can buy shares in several ways.

MAIL


You can open or add to an account by mail with a check or money order made payable to Strong Funds. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

TELEPHONE EXCHANGE

Sign up for telephone exchange privileges when you open your account. To add this option to an existing account, call 1-800-368-3863 for a Shareholder Account Options Form. Once you establish telephone exchange privileges, you can call to open a new account or to add to an existing account by exchanging shares from another identically registered Strong Funds account.

                                                                 QUESTIONS?
                                                             CALL 1-800-368-3863
                                                               24 HOURS A DAY,
                                                                7 DAYS A WEEK

TELEPHONE PURCHASE

You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, call us at 1-800-368-3863 for a Shareholder Account Options Form.


STRONG DIRECT(R)

You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-7550. See "Services for Investors" for more information.

Strong NetDirect(R)

You can use Strong netDirect(R) at Strong's web site, www.strongfunds.com, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

YOUR ACCOUNT



INVESTOR CENTER

You can visit Strong's Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions. The Investor Center only accepts checks or money orders payable to Strong Funds. It does not accept cash or third-party checks.

WIRE


Call 1-800-368-3863 for instructions before wiring funds either to open or to add to an account. This helps to ensure that your account will be credited promptly and correctly.


AUTOMATIC INVESTMENT SERVICES

See "Services for Investors" for detailed information on all of Strong's automatic investment services. You can sign up for these plans when you open your account or call 1-800-368-3863 for instructions on how to add them.

BROKER-DEALER

You may purchase shares through a broker-dealer or other intermediary who may charge you a fee.

PLEASE REMEMBER...

-        Make checks or money orders payable to Strong Funds.


- Strong does not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks, or checks drawn on banks outside the U.S.

- You will be charged $20 for every check, money order, wire, or Electronic Funds Transfer returned unpaid.

                                                                    YOUR ACCOUNT





SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, Strong will normally send you the proceeds on the next business day.


SELLING INSTRUCTIONS

You can sell shares in several ways.

MAIL


Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.


TELEPHONE REDEMPTION

Sign up for telephone redemption privileges when you open your account or add it later by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone and receive the proceeds in one of three ways:

         (1) Strong can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.


         (2) Strong can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after Strong processes your redemption.

         (3) For a $10 fee, Strong can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after Strong processes your redemption.

STRONG DIRECT(R)

You can also redeem shares through Strong Direct(R) at 1-800-368-7550. See "Services for Investors" for more information.

YOUR ACCOUNT


STRONG NETDIRECT(R)


You can use Strong netDirect(R) at Strong's web site, www.strongfunds.com, to redeem shares. See "Services for Investors" for more information.


INVESTOR CENTER


You can visit Strong's Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions.


AUTOMATIC INVESTMENT SERVICES

You can set up automatic withdrawals from your account at regular intervals. See "Services for Investors" for information on all of Strong's automatic investment services.

SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, strong requires a signature guarantee on written redemption requests for more than $50,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.

BROKER-DEALER

You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

PLEASE REMEMBER...

- If you recently purchased shares, a redemption request relating to those shares will not be honored until 10 days after Strong receives the purchase check or electronic transaction.

-    Some transactions and requests require a signature guarantee.

- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

                                                                    YOUR ACCOUNT





- With an IRA (or other retirement account), you will be charged (i) a $10 annual account maintenance fee for each account of up to a maximum of $30 and (ii) a $10 fee for transferring assets to another custodian or for closing an account.

- If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, Strong will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.


- Further documentation may be required from shareholders which are corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.


- There may be special distribution requirements that apply to retirement accounts. For instructions on (i) Roth and Traditional IRA accounts, call 1-800-368-3863, and (ii) SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan or 401(k) Plan accounts, call 1-800-368-2882.


ADDITIONAL POLICIES

TELEPHONE TRANSACTIONS

Once you place a telephone transaction request, it cannot be canceled or modified. Strong uses reasonable procedures to confirm that telephone transaction requests are genuine. Strong may be responsible if it does not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided Strong reasonably believes the instructions were genuine. During times of unusual market activity, Strong's phones may be busy and you may experience a delay in placing a telephone request. During these times, consider trying Strong Direct(R), Strong's 24-hour automated telephone system, by calling 1-800-368-7550, or Strong netDirect(R), Strong's On-line transaction center, by visiting www.strongfunds.com. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong netDirect(R).

INVESTING THROUGH A THIRD PARTY

If you invest through a third party (rather than directly with Strong

YOUR ACCOUNT

Funds), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.


DISTRIBUTIONS

DISTRIBUTION POLICY

The fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.


TAXES

Generally, if your investment is in a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

TAXABLE DISTRIBUTIONS

Any distributions you receive from the fund's net income and gains, exclusive of net capital gains (also called "net investment income"), are taxable to you as ordinary dividend income at your income tax rate and will be eligible for the corporate dividends received deduction only to the extent paid out of the fund's qualifying dividend income. Distributions you receive from the fund's net long-term capital gains in excess of its net short-term capital losses (also called "net capital

                                                                    YOUR ACCOUNT

gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

RETURN OF CAPITAL


Under limited circumstances, certain distributions from the fund may be treated as a return of capital.


YEAR-END STATEMENT

To assist you in tax preparation, after the end of each calendar year, you will receive a statement of the fund's ordinary dividends and net capital gain distributions (Form 1099).

BACKUP WITHHOLDING

By law, we must withhold your distributions and proceeds at the 31% "backup withholding" rate if you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN) and you are not exempt from backup withholding.


COST BASIS is the amount that you paid for your shares. When you sell shares, you subtract the cost basis from the sale proceeds to determine whether you realized an investment gain or loss. For example, if you bought a share of a fund at $10 and you sold it two years later at $11, your cost basis on the share is $10 and your gain is $1. Remember also that your cost basis on shares acquired through reinvestment of dividends or distributions is the cost of the shares purchased on the reinvestment date.

YOUR ACCOUNT


Unless your investment is in a tax-deferred retirement account such as an IRA, you may want to avoid:


- Investing a large amount in the fund close to the end of the calendar year. If the fund makes a distribution, you may receive some of your investment back as a taxable distribution.


- Selling shares of a mutual fund at a loss and then investing in the same fund within 30 days before or after the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

                                                                    YOUR ACCOUNT





SERVICES FOR INVESTORS

Strong provides you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, seven days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM


Strong's 24-hour automated response system enables you to use a touch-tone phone to access current share prices (1-800-368-3550), to access fund and account information (1-800-368-5550), and to make purchases, exchanges or redemptions among your existing accounts if you have elected these services (1-800-368-7550). Passwords help to protect your account information.


STRONG ON-LINE


Visit Strong On-line at www.strongfunds.com to access the fund's performance and portfolio holding information. In addition to general information about investing, Strong On-line offers daily performance information, portfolio manager commentaries, and information on available account options.


STRONGMAIL

If you register for StrongMail at www.strongmail.com you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG NETDIRECT(R)

If you are a shareholder, you may use netDirect(R) to access your account information 24 hours a day from your personal computer. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges or redemptions among your existing accounts if you have elected these services. Encryption technology and passwords help to protect your account information. You may register to use netDirect(R) at www.strongfunds.com.

YOUR ACCOUNT


STRONG EXCHANGE PRIVILEGE

You may exchange shares of a Strong Fund for shares of another Strong Fund, either in writing, by telephone or through your personal computer, if the accounts are identically registered (with the same name, address and taxpayer identification number). Please ask Strong for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange is considered a sale and a purchase of fund shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months.

STRONG AUTOMATIC INVESTMENT SERVICES


You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.


      AUTOMATIC INVESTMENT PLAN (AIP)

      This plan allows you to make regular, automatic investments from your bank checking or savings account.


      AUTOMATIC EXCHANGE PLAN

      This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.


      AUTOMATIC DIVIDEND REINVESTMENT

      Your dividends and capital gains will be automatically reinvested in additional shares of the Strong Fund that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.


      NO-MINIMUM INVESTMENT PLAN

      This plan allows you to invest without meeting the minimum initial investment requirements if you invest monthly and you participate in the AIP, Automatic Exchange Plan, or Payroll Direct Deposit Plan.

                                                                    YOUR ACCOUNT

      PAYROLL DIRECT DEPOSIT PLAN

      This plan allows you to send all or a portion of your paycheck, social security check, military allotment, or annuity payment to the Strong Funds of your choice.

      SYSTEMATIC WITHDRAWAL PLAN

      This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.


STRONG RETIREMENT PLAN SERVICES

Strong offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:


- INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

- QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans and 401(k) Plans, call 1-800-368-2882.


SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

YOUR ACCOUNT


RESERVED RIGHTS

We and Strong reserve the right to:


- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and netDirect(R) redemption privileges, for any reason.


- Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

-        Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


- Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the fund's assets. Generally, redemption-in-kind is used when large redemption requests may cause harm to the fund and its shareholders.



-        Close any account that does not meet minimum investment requirements.
         Strong will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum.


- Reject any purchase or redemption request that does not contain all required documentation.

NOTES:

___________________________

___________________________

___________________________

___________________________

___________________________

___________________________

___________________________

___________________________

YOUR ACCOUNT


FOR MORE INFORMATION

More information about the fund is available upon request at no charge, including the following:

SHAREHOLDER REPORTS

Shareholder reports contain additional information about the fund's investments, including a listing of portfolio holdings and, in the annual shareholder report, a letter from management discussing recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains details about investment policies and techniques of the fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information* or to ask questions:

BY TELEPHONE                           FOR HEARING-IMPAIRED (TDD)
(414) 359-1400 or (800) 368-3863       (800) 999-2780

BY MAIL                                BY OVERNIGHT DELIVERY
Strong Funds                           Strong Funds
P.O. Box 2936                          900 Heritage Reserve
Milwaukee, Wisconsin 53201-2936        Menomonee Falls, Wisconsin 53051

ON THE INTERNET                        BY E-MAIL
View online or download documents:     Send your request to
Strong Funds: www.strongfunds.com      service@strong-funds.com

To reduce the volume of mail you receive, only one copy of most financial reports and prospectuses is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

*You may also obtain information about the fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may call 1-800-SEC-0330 for information on the operation of the Public Reference Room. Reports and other information about the fund are also available on the SEC's Internet site at http://www.sec.gov.

Strong Schafer Value Fund, Inc., SEC file number:  811-4384


                                                                         9902SVL

                       STRONG SCHAFER VALUE FUND, INC.

                           -----------------------

                     STATEMENT OF ADDITIONAL INFORMATION

                           -----------------------



STRONG FUNDS
P. O. Box 2936
Milwaukee, Wisconsin 53201
Telephone: (414) 359-1400
Toll-Free: (800) 368-3863
e-mail: service@strong-funds.com
WebSite: http://www.strongfunds.com



                                                               February 1, 1999




     This Statement of Additional Information ("SAI") is not a prospectus. You may obtain a copy of the Prospectus dated February 1, 1999 (the "Prospectus") of Strong Schafer Value Fund, Inc. (the "Fund") without charge by writing or telephoning the Fund at the address and telephone number set forth above. This SAI contains information in addition to and more detailed than that set forth in the Prospectus. You should read this SAI together with the Prospectus and retain it for future reference.



     The Fund's financial statements for its fiscal year ended September 30, 1998 included in its 1998 annual report to shareholders are incorporated by reference into this SAI. You may obtain a copy of this report without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----
Fund History ....................................................... 3
Description of the Fund and its Investment Objective,
  Policies and Risks ............................................... 3
Investment Restrictions ............................................ 3
Management of the Fund ............................................. 6
Control Persons and Principal Holders of Shares .................... 8
Investment Advisory and Other Services ............................. 8
Description of LLC Agreement .......................................10
Distributor ........................................................10
Brokerage ..........................................................11
Capital Stock ......................................................12
Determination of Net Asset Value ...................................12
Purchase and Redemption of Shares ..................................13
Additional Shareholder Information .................................13
Tax Status .........................................................16
Performance Data ...................................................19
General Information ................................................19
Portfolio Management................................................23
Shareholder Reports ................................................24
Custodian ..........................................................24
Transfer Agent .....................................................24
Independent Accountants ............................................24
Financial Statements ...............................................24
Additional Information .............................................25

                                  FUND HISTORY



     The Fund was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985. On January 10, 1996, the Board of Directors approved a change in the name of the Fund from Schafer Value Fund, Inc. to Strong Schafer Value Fund, Inc. The Fund's address is 101 Carnegie Center, Princeton, New Jersey 19540.



    DESCRIPTION OF THE FUND AND ITS INVESTMENT OBJECTIVE, POLICIES AND RISKS



     (SEE ALSO "WHAT ARE THE FUND'S GOALS?", "WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?" AND "ADDITIONAL INFORMATION ON INVESTMENT POLICIES
    AND RISKS" IN THE FUND'S PROSPECTUS AND "INVESTMENT RESTRICTIONS" BELOW)



GENERAL DESCRIPTION OF THE FUND



     The Fund is an open-end, diversified management investment company as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares.



INVESTMENT OBJECTIVE



     The primary investment objective of the Fund is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. The Fund's primary objective is a fundamental policy of the Fund and may not be changed without shareholder approval as described below in "Investment Restrictions." Current income is a secondary objective in the selection of investments. Such secondary objective is not a fundamental policy of the Fund and may be changed by a vote of a majority of the Board of Directors without a vote of the shareholders.



DIVERSIFICATION



     It is anticipated that the Fund will diversify its investments among various issuers in different industries. The Fund may, however, from time to time, invest up to 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.



PORTFOLIO TURNOVER



     The Fund expects to purchase and sell securities at such times as it deems to be in the best interest of its shareholders. The Fund anticipates that its annual portfolio turnover rate should not significantly exceed 50%. The Fund, however, has not placed any limit on its rate of portfolio turnover, and securities may be sold without regard to the time they have been held when, in the opinion of the Fund's investment advisor, investment considerations warrant such action.



CONVERTIBLE SECURITIES



     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.



     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.



FOREIGN SECURITIES



     Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many foreign securities are not registered with the SEC, nor are the foreign issuers subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities than is available concerning U.S. companies. Disclosure and regulatory standards often are less stringent in many respects than in the United States. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are also frequently higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.



     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



MEDIUM-SIZE COMPANIES



     The Fund may invest in medium-size companies. While medium-size companies often have the potential for growth, investments in medium-size companies often involve greater risks than investments in large, more established companies because medium-size companies may lack the management experience, financial resources, product diversification, and competitive strengths of large companies. In addition, in certain instances the securities of medium-size companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading may be substantially less than is typical of larger companies. Therefore, the securities of medium-size companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of medium-size company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a mutual fund that invests primarily in the largest, most established companies. The investment advisor's research efforts may also play a greater role in selecting securities for the Fund than in a mutual fund that invests exclusively in larger, more established companies.






WARRANTS



     The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.



CASH INVESTMENTS



     Cash or cash equivalents in which the Fund may invest when its investment advisor is unable to identify attractive equity investments include short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, or repurchase agreements. Variable rate demand notes are non-negotiable instruments. The instruments the Fund invests in are generally rated at least A1 by Standard & Poor's Corporation. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.



REPURCHASE AGREEMENTS



     The Fund may enter into repurchase agreements with banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights; (b) possible subnormal levels of income or proceeds and lack of access to income and proceeds during this period; and (c) expenses of enforcing its rights.


                            INVESTMENT RESTRICTIONS


     The policies set forth below are fundamental policies of the Fund and may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

          1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

          2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

          3. Make investments for the purposes of exercising control or management of any company.

          4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

          5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

          6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

          7. Invest in put or call options.

          Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without a vote of the shareholders, provide that the Fund may not:

          1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 20% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 20% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars.)


          2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

          3. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment advisor.

          4. Acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of its investment advisor beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.


          5. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

          6. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

                             MANAGEMENT OF THE FUND



                  The Board of Directors of the Fund consists of four individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors is responsible for managing the Fund's business and affairs. The Board of Directors has appointed the Fund's officers, who conduct the daily business of the Fund.



                  Set forth below is information about the directors and officers of the Fund. Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act are indicated by an asterisk (*).




Name, Business                      Position(s) Held                   Principal Occupation(s)
Address and Age                     with Fund                          and Other Affiliations
---------------                     -------------                      ----------------------
David K. Schafer* (58)              Director and                       Director and
101 Carnegie Center                 President                          President, Schafer
Princeton, NJ 08540                                                    Capital Management, Inc.,
                                                                       a registered investment advisor, since
                                                                       June 1985; Chairman of the Board of
                                                                       Schafer Cullen Capital Management, Inc.,
                                                                       a registered investment advisor,
                                                                       since January 1983; President, Chubb
                                                                       Equity Managers Inc., a wholly-
                                                                       owned subsidiary of The Chubb
                                                                       Corporation, an insurance and
                                                                       financial services company, from
                                                                       October 1992 to October 1996;
                                                                       President, INCO Capital
                                                                       Management Inc., a registered
                                                                       investment advisor, from June 1978
                                                                       to December 1981.

Timothy C. Collins (42)             Director                           Chief Executive Officer and Senior Managing
c/o Ripplewood Holdings, L.L.C.                                        Director, Ripplewood Holdings, L.L.C.
One Rockefeller Plaza                                                  (a private equity firm); prior to
New York, NY 10020                                                     1995, Senior Managing Director,
                                                                       Onex Investment Corp.; Director,
                                                                       Dayton Superior Corporation and
                                                                       Danielson Holdings Corporation.

Mary P. English, Ph.D. (38)         Director                           Associate Professor of Economics and
McDermond Center for Management                                        Management, and Director, McDermond
DePauw University                                                      Center for Management, DePauw
L32 College                                                            University.
Greencastle, IN 46135

Philip P. Young (55)                Director                           Principal,  Gladwyne Partners LLC (a private
Gladwyne Partners LLC                                                  equity firm); prior to 1998, private investor;
One Radnor Corporate Center                                            prior to April 1, 1996,
Suite 250                                                              Managing Director, Lazard
100 Matsonford Road                                                    Freres & Co. L.L.C.
Radnor, PA 19087                                                       (investment banking
                                                                        firm)

Name, Business                      Position(s) Held                   Principal Occupation(s)
Address and Age                     with Fund                          and Other Affiliations
-------------                       -------------                      ----------------------
James P. Cullen*(59)                Executive Vice President           Vice President (since June 1985) and Director,
645 Fifth Avenue                                                       Schafer Capital Management, Inc. President,
New York, NY 10022                                                     Schafer Cullen Capital Management, Inc.,
                                                                       since January 1983; Director of the Fund from
                                                                       1985 to July 1998; Vice President, Donaldson,
                                                                       Lufkin & Jenrette, registered broker/dealers,
                                                                       from January 1979 to December 1982.

Brendan J. Spillane(35)             Secretary and                      Secretary, Treasurer (since May 1989)
Schafer Capital Management, Inc     Treasurer                          and Director, Schafer Capital Management,
101 Carnegie Center                                                    Inc.; Treasurer and Equity Research Analyst,
Princeton, NJ 08540                                                    Schafer Cullen Capital Management, Inc. since
                                                                       May 1989; Senior Accountant, Price Waterhouse,
                                                                       independent accountants, from August 1985 to
                                                                       April 1989; Certified Public Accountant since
                                                                       November 1988.

Thomas P. Lemke(44)                 Assistant Vice                     Senior Vice President, Secretary, and
Strong Capital Management, Inc.     President                          General Counsel of Strong Capital Management, Inc.
P.O. Box 2936                                                          since September 1994. For two years prior thereto Resident
Milwaukee, WI 53201                                                    Counsel for Fund management at J.P. Morgan & Co., Inc. From
                                                                       February 1989 until April 1992, Associate General Counsel to
                                                                       Sanford C. Bernstein Co., Inc. For two years prior to that,
                                                                       Of Counsel at Tew Jorden & Schulte, a successor of Finley,
                                                                       Kumble Wagner. From August 1979 until December 1986, at the
                                                                       Securities and Exchange Commission, including Chief Counsel to the Division of Investment Management (November 1984 -
                                                                       December 1986), and Special Counsel to the Office of
                                                                       Insurance Products, Division of Investment Management
                                                                       (April 1982 - October 1984).

John S. Weitzer(31)                 Assistant Secretary                Senior Counsel of Strong Capital Management, Inc. since
Strong Capital Management, Inc.                                        December 1997. From July 1993 until December 1997, Associate
P.O. Box 2936                                                          Counsel to Strong Capital Management, Inc.
Milwaukee, WI 53201





     Each director of the Fund, other than Mr. Schafer, is paid a director's fee of $10,000 per year plus $1,250 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or its investment advisor, as defined in the Investment Company Act. The aggregate compensation paid by the Fund to its directors who are not such interested persons ("Non-Interested Directors") during its fiscal year ended September 30, 1998 is set forth below. (Mr. Collins and Dr. English did not serve as directors until after the end of such fiscal year.) The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses. None of the Non-Interested Directors serves as a director of, or receives any compensation from, any fund in the Strong Funds complex except for the Fund.

                                                    Aggregate
                  Name of Non-Interested            Compensation
                  Director of the Fund              from the Fund
                  ----------------------            -------------
                  Philip P. Young                   $15,000


         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES



                  At December 31, 1998, the following persons were known to the Fund to be the owners of record of 5% or more of the outstanding shares of the
Fund:




                                              Amount of                       % of
Name                                      Record Ownership             Outstanding Shares
----                                      ----------------             ------------------
Charles Schwab & Co., Inc.                   6,326,002                     24.38%(1)
101 Montgomery Street
San Francisco, CA 94104



(1) Charles Schwab & Co., Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of these individual accounts. To the extent that any person or organization beneficially owns 25% or more of the outstanding shares of the Fund, such person or organization may be presumed to "control" the Fund within the meaning of the Investment Company Act and could vote a significant block of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.



As of December 31, 1998, officers and directors of the Fund as a group owned less than one percent of the outstanding shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

General



                  On August 12, 1998 and October 15, 1998, respectively, the Board of Directors (including the Non-Interested Director) and the shareholders of the Fund approved a new investment advisory agreement (the "Advisory Agreement") pursuant to which Strong Schafer Capital Management, L.L.C., 101 Carnegie Center, Suite 107, Princeton, New Jersey 19540 (the "Advisor"), furnishes continuous investment advisory services and management to the Fund. The Advisor is an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). See "Who are the fund's investment advisor and portfolio manager?" and "What is the fund's relationship with Strong?" in the Prospectus.



                  The Advisor replaced Schafer as investment advisor to the Fund, a position Schafer held from the Fund's inception in 1985 until it was succeeded in such position by the Advisor, on October 16, 1998. Under the terms of the LLC Agreement, Schafer and Strong are the two members of the Advisor, with Schafer as the managing member. Schafer thus currently has management control, and is the controlling person, of the Advisor, and Schafer, through its sole portfolio manager and controlling person, David K. Schafer, will effectively continue in its role as the Fund's investment manager.


                  Mr. Schafer, President and a Director of the Fund, is also President and a Director of Schafer. Mr. Cullen, Executive Vice President of the Fund, is also Vice President and a Director of Schafer. Mr. Spillane, Secretary and Treasurer of the Fund, is also Secretary and Treasurer and a Director of Schafer. All of the outstanding stock of Schafer is owned by Mr. Schafer.
                                      -8-

                  A discussion of the advisory fee payable to the Advisor is included under the caption "Who are the fund's investment advisor and portfolio manager?" in the Prospectus. For the years ended September 30, 1998, 1997 and 1996, the Fund paid Schafer $17,407,737, $7,583,633 and $2,649,217, respectively
(the advisory fee rate previously payable to Schafer being identical to that payable under the Advisory Agreement).



                  Under the Advisory Agreement and subject to the general supervision of the Fund's Board of Directors, the Advisor is responsible for making and implementing investment decisions for the Fund. In addition, the Advisor furnishes office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of the Advisor), and clerical and bookkeeping services for the Fund to the extent not provided by the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent. The Fund pays all other expenses of its operation, including, without limitation, interest, taxes and any governmental filing fees; brokerage commissions and other costs incurred in connection with the purchase or sale of securities; compensation and expenses of its Non-Interested Directors; legal and audit expenses; the fees and expenses of the Fund's custodian, transfer agent and dividend paying agent, and accounting services agent; expenses relating to the redemption of shares; expenses of servicing shareholder accounts; fees and expenses related to the registration and qualification of the Fund and its shares under Federal and state securities laws; expenses of printing and mailing reports, notices and proxy material to shareholders; insurance premiums for fidelity and other insurance coverage; expenses of preparing prospectuses and statements of additional information and of printing and distributing them to existing shareholders; and any nonrecurring expenses, including actions, suits or proceedings to which the Fund is a party and any obligation which the Fund may incur to indemnify others. The Advisor has agreed to reimburse the Fund on a monthly basis for all expenses incurred in any fiscal year (exclusive of taxes, interest, brokerage fees and extraordinary expenses) which in the aggregate exceed the lowest applicable percentage limitation prescribed by any state in which the Fund's securities are qualified for sale. The Fund believes that it is not subject to any such percentage limitation.



                  The Advisory Agreement provides that the Advisor shall have no liability to the Fund or its shareholders in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement.



                  The Advisory Agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect until October 16, 2000 (unless sooner terminated) and thereafter for successive one-year periods so long as it is approved annually
(a) by a majority of the Non-Interested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors of the Fund or by the vote of shareholders described under "Investment Restrictions."




                  The Advisory Agreement is identical to the predecessor investment advisory agreement dated August 13, 1985 between the Fund and Schafer (the "Old Advisory Agreement") except for (i) their effective dates, (ii) the replacement of Schafer by the Advisor as investment advisor to the Fund, (iii) a change to confirm that the Advisor may utilize Strong or others to arrange for the placement of orders for the purchase and sale of securities for the account of the Fund with brokers or dealers selected by or under the supervision of the Advisor, (iv) changes to confirm that the Advisor's responsibility to provide bookkeeping and administrative services for the Fund does not extend to such services as are provided by a fund accounting services agent, and (v) insertion of wording to address the circumstances under which the Fund may continue to use the name "Strong".



                  Certain of the Advisor's or Schafer's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Advisor or Schafer. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more clients are selling such security, or purchases or sales of the same security may be made for two or more clients on the same day. In any such event, such transactions will be averaged as to price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased by or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund. The sale of the Fund's shares is not a determining factor in these transactions.


                  The Fund has no proprietary or exclusive rights in the names "Strong" or "Schafer" or any logo or service mark furnished by Strong or the Advisor, and may use such names and any such logos or service marks only so long as the Advisory Agreement with the Advisor remains in effect and the Advisor has the right to use such names under the LLC Agreement.



                  Strong, the Advisor's non-managing member, provides investment management services for mutual funds and other investment portfolios representing assets of approximately $32 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.



                  Since February 1, 1996, Strong has served as the Fund's accounting services agent. For this service, Strong has received fees aggregating $115,078, $66,064 and $28,947, respectively, during the Fund's fiscal years ended September 30, 1998 and 1997 and the eight months ended September 30, 1996 pursuant to a fund accounting services agreement providing for a fee to Strong equal to $20,000 on the first $40 million of the Fund's average daily net assets, .01% of the next $200 million of the Fund's average daily net assets, and .005% of the Fund's average daily net assets in excess of $240 million.



                  Strong also serves as the Fund's dividend-paying agent, transfer agent and shareholder servicing agent. As such, Strong handles all amounts delivered to it by or for the account of the Fund, issues confirmations for shares of the Fund upon receipt of payment, redeems on behalf of the Fund shares of the Fund upon receipt of written requests in proper order and acts as dividend disbursing agent for the Fund. For this service, Strong receives compensation from the Fund at an annual rate of $21.75 per open account and $4.20 per closed account, plus reimbursement of its expenses. Strong Investments, Inc., an indirect subsidiary of Strong, acts as the Fund's distributor. Strong also markets shares of the Fund as part of the Strong Family of Funds. See "What is the fund's relationship with Strong?" in the Prospectus. See also "Brokerage" for a discussion of certain arrangements between the Advisor and Strong.



                  From time to time, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers or other persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or the intermediaries' customers or such other persons may reasonably request. In such cases, to the extent paid by the Fund, the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund.


DESCRIPTION OF LLC AGREEMENT

                  The Advisor is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940. Its business address is 101 Carnegie Center, Princeton, New Jersey 08540. The LLC Agreement provides that the Advisor is currently to be managed by its managing member, Schafer, which has sole control and management of the Advisor's business and affairs (provided that certain actions may not be taken without the consent of Strong). The only other member of the Advisor is Strong. Strong's current membership interest in the Advisor is non-managing.


                  The LLC Agreement provides that, commencing January 10, 2001 and for eighteen months thereafter, Strong will have the option to purchase the membership interest of Schafer in the Advisor at a negotiated formula price. This option is subject to certain conditions, including procurement of regulatory approvals and other conditions that may be imposed by applicable law (including any necessary approval of the Fund's shareholders). In the event of Strong's purchase of Schafer's membership interest in the Advisor pursuant to the exercise of this option, David K. Schafer's ongoing role with respect to the Advisor and the Fund will be subject to discussion among the parties. If Strong's option is not exercised by Strong or Strong otherwise fails to purchase Schafer's membership interest in the Advisor for any reason other than failure to obtain necessary regulatory approvals or a breach by Schafer of certain obligations relating to the effectuation of such purchase, Schafer shall have certain rights, including the right to purchase Strong's membership interest in the Advisor for an amount equal to its fair market value at that time. If Strong's option is exercised but Strong does not purchase Schafer's membership interest in the Advisor subject thereto because of failure to obtain necessary regulatory approvals, Schafer is under an obligation to negotiate in good faith with respect to an appropriate modification of the relationship and arrangements between Strong and Schafer.


                  The LLC Agreement provides that, in the event of the bankruptcy of Schafer, or the death or disability of David K. Schafer, Strong shall have the option, subject to conditions comparable to those relating to Strong's option described in the preceding paragraph, to purchase the membership interest of Schafer in the Advisor at a price equal to the fair market value thereof, and upon the bankruptcy of Strong, Schafer shall have the option to purchase the membership interest of Strong in the Advisor at a price equal to the fair market value thereof.

                  The LLC Agreement provides that if Strong ceases to be a member of the Advisor, Schafer will use its best efforts to cause the Fund to cease to use Strong's name within sixty (60) days and that if Strong exercises its rights under the option described above, the Advisor shall have the irrevocable right to use the name "Schafer" for the Advisor and the Fund.

                                  DISTRIBUTOR


                  Pursuant to a distribution agreement dated as of January 10, 1996, Strong Investments, Inc., 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, an affiliate of Strong, acts at the request of the Fund and the Advisor as the Fund's agent to effect the distribution of the Fund's shares in certain jurisdictions in which the Fund is not authorized to distribute its shares directly. Strong Investments, Inc. is not entitled to receive any compensation from the Fund for its services under this agreement. The agreement may be terminated at any time (a) by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Strong Investments, Inc. and the Advisor or (b) by Strong Investments, Inc. on 60 days' written notice to the Fund and the Advisor. The agreement shall terminate in the event of its assignment by Strong Investments, Inc. If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board of Directors or stockholders of the Fund, and, in either event, by a majority of those directors who are not interested persons of any party to the agreement.

                  From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. rules in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.




                                   BROKERAGE



                  The Advisor is responsible for selecting brokers and dealers to effect purchases or sales of securities for the account of the Fund. In selecting such brokers, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities), the broker's familiarity with the security and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. For the fiscal years ended September 30, 1998, 1997 and 1996, the Fund paid total brokerage commissions of $3,591,215, $1,874,130, and $625,019, respectively. The increase in the amount of brokerage commissions over these three fiscal years is due principally to the growth in the Fund's assets. The Fund's annual portfolio turnover rate is set forth in the Prospectus under "Financial Highlights."


                  In allocating the Fund's brokerage, the Advisor will also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Advisory Agreement. As permitted by the Advisory Agreement and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may pay brokers higher brokerage commissions than might be available from other brokers if the Advisor determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients.



                  Arrangements exist with broker-dealers whereby the Advisor obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the Advisor may make other similar arrangements with brokers or dealers which agree to provide research services in consideration of dealer concessions or brokerage commissions. Consistent with the Advisor's fiduciary duties to the Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the Advisor believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided. For the year ended September 30, 1998, the total amount of Fund brokerage transactions and related brokerage commissions directed in consideration of research services provided to Schafer were $86,426,117 and $172,960, respectively, exclusive of dealer concessions from underwritten offerings.

                  The Advisor has entered into an arrangement with Strong whereby Strong performs certain administrative responsibilities with respect to the execution of portfolio trades at the direction of the Advisor, including trades which the Advisor may effect on behalf of the Fund.


                  The Fund held 875,000 shares of Paine Webber Group, Inc. having a value of $26,250,000, as of September 30, 1998. Paine Webber is one of the Fund's regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act.



                                 CAPITAL STOCK



                  The Fund has an authorized capital of 250 million shares consisting of only one class of stock -- Common Stock, $.10 par value. Shareholders are entitled to one vote per share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available therefor, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking-fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.



                  The Fund is not required to hold annual meetings of shareholders. However, special meetings may be called from time to time for such purposes as electing or removing directors, terminating or reorganizing the Fund, changing fundamental policies or voting on other matters when required by the Investment Company Act.



                       DETERMINATION OF NET ASSET VALUE



                  The Fund is 100% no load. This means that an investor may purchase, redeem or exchange shares at the Fund's net asset value ("NAV") without paying a sales charge. Generally, when an investor makes any purchases, sales or exchanges, the price of the investor's shares will be the NAV next determined after Strong receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If Strong receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day which the NYSE is open, the share price will be the NAV determined that day. The NAV for the Fund is normally determined as of 4:00 p.m. Eastern Time ("ET") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. ET or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets,subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.

                  The Fund's portfolio securities are valued based on market quotations or at a fair value as determined by the method selected by the Fund's Board of Directors.



                  Equity securities traded on a national securities exchange or NASDAQ are valued at the last sale price on the national securities exchange on which such securities are primarily traded or NASDAQ, as the case may be. Securities for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will generally be valued based on market quotations.



                  Debt securities are valued by a pricing service that utilizes electronic date processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.



                  Securities quoted in foreign currency, if any, are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the sale of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments may be valued at their fair value as determined in good faith by the Advisor under the direction of the Board of Directors of the Fund.



                   PURCHASE AND REDEMPTION OF SHARES



                  For a general discussion of how shares of the Fund are purchased and redeemed and how the Fund values such shares for such purposes, see "YOUR ACCOUNT" in the Prospectus. Such discussions are incorporated herein by reference.


                  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Strong's post office box, of purchase applications or redemption requests does not constitute receipt by Strong or the Fund.

                  Broker-dealers which effect purchases or sales of shares of the Fund on behalf of their customers may impose a transaction charge on such customers for performing such services. No such transaction charge is imposed if shares are purchased directly from the Fund, without the employment of the services of a broker-dealer.




                  The Fund, in its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund may acquire such securities consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets.


                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE AND INTERNET EXCHANGE/REDEMPTION PRIVILEGES



                  Strong employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.



REDEMPTION-IN-KIND



                  The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the fund with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

SHARES IN CERTIFICATES



                  Certificates will be issued for shares held in your Fund account only upon written request. An investor will, however, have full shareholder rights whether or not a certificate is requested. If you are selling shares you hold in certificate form, you must submit the certificate with your redemption request, duly endorsed.



DOLLAR COST AVERAGING



                  Strong Fund's Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.



FINANCIAL INTERMEDIARIES



                  If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.



SIGNATURE GUARANTEES



                  A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account.



-- when adding the telephone redemption option to an existing account;
-- when transferring the ownership of an account to another individual or organization;
-- when submitting a written redemption request for more than $50,000;
-- when requesting to redeem or redeposit shares that have been issued in certificate form;
-- if requesting a certificate after opening an account;
-- when requesting that redemption proceeds be sent to a different name or address than is registered on an account;
-- if adding/changing a name or adding/changing an owner or an account; and -- if adding/changing the beneficiary on a transfer-on-death account.



                  A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.



RIGHT OF SET-OFF



                  To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and to redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.



BROKERS RECEIPT OF PURCHASES AND REDEMPTION ORDERS



                  The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Retirement Plans

                  The Fund makes available through Strong the following retirement planning vehicles:

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. Strong offers a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

ROTH IRA: Taxpayers, of any age, who have earned income, and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase out at $95,000 (single) or $150,000 (joint). Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have a part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                  The employer or individual, as the case may be, should consult his or her tax advisor or attorney as to the applicability of the Defined Contribution Plan, the 401(k) Plan, the 403(b)(7) Plan, the SIMPLE, the SEP or the IRA (including Traditional, Roth and Education IRAs) to his or her particular circumstances. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of the Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.






                                   TAX STATUS



                  The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to remain qualified, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).


                  As a regulated investment company, the Fund is generally not subject to U.S. federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains, exclusive of net capital gains) each year.


                  If the Fund purchases shares in a foreign corporation treated as a "passive foreign investment company" ("PFIC") for U.S. federal income tax purposes, however, the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a qualified electing fund election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would (subject to certain exceptions) generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it receives in that year from the PFIC.



                  If the Fund engages in certain hedged transactions, the transaction may be treated as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.



                  In general, distributions of net capital gain, when designated as such by the Fund, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.



                  A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year and
(iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of this 4% excise tax.



                  Distributions declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

                  If the net asset value of shares is reduced below a shareholder's cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For U.S. federal income tax purposes, the shareholder's original cost continues as his tax basis and on redemption his gain or loss is the difference between such basis and the redemption price.


                  Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Defined Contribution Plan or 403(b)(7) Plan, where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. All qualified retirement plans and plans subject to Section 403(b) of the Internal Revenue Code must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another retirement vehicle such as an IRA within 60 days without subjecting any part of the distribution to income tax (and a possible additional 10% penalty tax if the shareholder has not attained age 59 1/2), the shareholder will have to contribute to the IRA or other retirement vehicle the amount of the distribution (after withholding) plus an amount equal to the amount withheld. If the full amount of the distribution (including the amount withheld) is not contributed to another qualified retirement vehicle within 60 days, the portion of the distribution which is not contributed will be subject to income tax, plus a possible additional 10% penalty if the shareholder has not attained age 59 1/2. The amount withheld will be applied to reduce the shareholder's Federal income tax liability and may be refunded by the Internal Revenue Service to the shareholder upon filing a Federal income tax return if the total amount withheld from the shareholder exceeds such tax liability.

                  The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their own tax advisers for a complete discussion of the impact of these rules on such distributions.


                  The foregoing is only a general summary of certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.


                  The tax consequences to a foreign shareholder of investing in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.



                  Distributions to shareholders may also be subject to state and local taxes. Investors are urged to consult their own tax advisors regarding the application of federal, state and local tax laws.

                        CALCULATION OF PERFORMANCE DATA



                  The Fund may advertise "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of the Fund. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.




                  The annual total return of the Fund varies and during the ten year period ended December 31, 1998 ranged from -10.1% in 1990 to 40.9% in 1991. The average annual total return of the Fund for the one, five and ten year periods ended December 31, 1998, were -6.63%, 13.81% and 16.56%, respectively, computed in accordance with the rules for standardized computation of performance as established by the Securities and Exchange Commission. Such rules for standardized computation of performance provide for determining percentage changes, carried out to two decimal places, based on changes in net asset value as described in the preceding paragraph.



                  The Fund's performance will vary from time to time and your shares, when redeemed, may be worth more or less than their original cost. You should not consider past results as representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of the Fund's portfolio, and operating expenses. In reporting performance, the Fund makes no adjustment for taxes payable by shareholders on reinvested income dividends and capital gains distributions.



                  The Fund may also advertise comparative performance information obtained from industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.



                              GENERAL INFORMATION


Portfolio Characteristics

                  In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns and breakdowns by geographic region.

Measures of Volatility and Relative Performance

                  Occasionally, statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market Index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Index. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.



------------

Standard deviation is calculated using the following formula:

                                                                 2
         Standard deviation = the square root of [SIGMA] (xi - xa)
                                                 -----------------
                                                        n-1


where:       [SIGMA] = "the sum of",

                  x  = each individual return during the time period,

                   i
                  x  = the average return over the time period, and
                   a
                  n  = the number of individual returns during the time period.


                  Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added and a negative alpha quantifies the value that the fund manager has lost.


                  Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Investment Environment

                  Discussions of economic, social and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include but are not limited to changes in interest rates, political developments, the competitive environment, customer behavior, industry trends, technological advances, macroeconomic trends and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's various interpretations of such factors.

Eight Basic Principles For Successful Mutual Fund Investing

                  These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them, please contact Strong at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while building investments most likely to help you achieve your important goals.


4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information. . . make up your own mind. And choose a fund company that helps you make informed investment decisions.


Strong Retirement Plan Services

                  Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Strong's retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

                  The retirement plan services offered by Strong focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, acquisition specialist (if applicable), an accounting manager, a legal/technical manager and an education/communications educator.

3.       Women-owned businesses.

4.       Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

                  The retirement plans offered by Strong are designed to be streamlined and simple to administer. To this end, Strong has invested heavily in the equipment, systems and people necessary to adopt or convert a plan and to keep it running smoothly. Strong provides all aspects of the plan, including plan design, administration, recordkeeping and investment management. To streamline plan design, Strong provides customizable IRS-approved prototype documents. Strong services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

                  The Fund strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the Strong family of mutual funds as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

                  Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that Strong provides. Strong's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, Strong provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

Service:

                  Strong's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. Strong is committed to delivering accurate and timely information, evidenced by straightforward, complete and understandable reports, participant account statements and plan summaries.

                  Strong has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions or leave questions answered in the way that is most comfortable for them.

Strong Financial Advisors Group

                  The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the Fund, access to its portfolio manager through special conference calls, consolidated mailings of duplicate confirmation statements, access to Strong's network of regional representatives and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.


                              PORTFOLIO MANAGEMENT

                  The Fund's portfolio manager works with analysts, traders and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience and other credentials.


The Advisor's investment philosophy includes the following basic beliefs:

         - Stocks with lower P/E ratios and higher growth rates than the Standard & Poor's 500 Index are attractive investment candidates for value-oriented investors.

         - Market timing is rarely successful. Instead, the Advisor maintains a long-term perspective, normally remaining fully invested regardless of market conditions.


         - Allocating relatively equal weightings to portfolio purchases ensures a disciplined, rational approach to the investment process.


         - Since the Advisor invests in a limited number of stocks, its selection of holdings typically requires a judicious buy and sell discipline.


The Advisor employs a value-oriented management style that focuses on mid-to large- capitalization stocks. The investment process generally includes avoidance, when purchasing securities, of overweighting any particular issuer. The Advisor generally utilizes a "buy and hold" strategy, but remains aware of the status of each individual holding. As a result of this long-term approach, the Fund typically has a low annual turnover rate (50% or less). As the Advisor identifies attractive new investments, current Fund holdings are evaluated to determine sell candidates.


                              SHAREHOLDER REPORTS



                  An annual report will be issued to shareholders after the close of each fiscal year, which ends September 30. This report will include financial statements for the Fund audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. A semi-annual report will also be issued to the Fund's shareholders.


                                   CUSTODIAN


                  Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, acts as custodian of the cash and securities of the Fund. The custodian holds all cash and, directly or through a book entry system or an agent, securities of the Fund, delivers and receives payment for securities sold by the Fund, collects income from investments of the Fund and performs other duties, all as directed by officers of the Fund. The custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Fund.


                                 TRANSFER AGENT


                  Strong acts as the Fund's dividend-paying agent, transfer agent and shareholder servicing agent. Strong's address is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.



                             INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP has been selected as the independent accountants of the Fund. As such, they are responsible for auditing the financial statements of the Fund. The financial statements of the Fund for its fiscal year ended September 30, 1998 included in the 1998 Annual Report, incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP. The financial statements referred to above are incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given on the authority of that firm as experts in accounting and auditing.




                              FINANCIAL STATEMENTS



                  The Fund's financial statements appearing in its Annual Report to Shareholders dated September 30, 1998, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference in this Statement of Additional Information.

                             ADDITIONAL INFORMATION


                  The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed electronically with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the public reference facilities maintained by the Commission in Washington, D.C.

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits.       Financial Statements and Exhibits






      (a)(1)    Articles of Incorporation****
      (a)(2)    Certificate of Correction of Articles of Incorporation****
      (a)(3)    Change of Resident Agent and Address and Principal office****
      (a)(4)    Articles of Amendment****



      (a)(5)    Articles Supplementary regarding increase in the number of authorized shares*****



      (b)(1)    By-Laws of the Registrant, as amended as of February 1,
                 1996****



      (b)(2)    Amendment to By-Laws adopted on December 3, 1997******



      (b)(3)    Amendment to By-Laws adopted on August 12, 1998*******



      (c)       Not Applicable






      (d) Investment Advisory Agreement between the Registrant and Strong Schafer Capital Management, L.L.C.*******



      (e) Distribution Agreement between the Registrant and Strong Funds Distributors, Inc.****
      (f)       Not Applicable
      (g) Custodian Agreement between the Registrant and First Wisconsin Trust Company (now Firstar Trust Company)**;
                and the Schedule of Remuneration***
      (h)(1) Shareholder Servicing and Transfer Agent Agreement between the Registrant and Strong Capital Management, Inc. ("Strong") and Shareholder Servicing Fee Schedule****

       (h)(2) Fund Accounting Servicing Agreement between the Registrant and Strong and Fund Valuation and Accounting Annual Fee Schedule****
       (h)(3) Trading Agreement between Schafer Capital Management, Inc. and Strong and Addendum to Trading Agreement*****
       (i)       Not Applicable



       (j)       Consent of Independent Accountants



       (k)       Financial Statements.



                 Included in Part A of this Registration Statement:



                 Financial Highlights



                 Included in Part B of this Registration Statement:


                 Report of Independent Accountants*

                 Statement of Assets and Liabilities as of September 30, 1998* Schedule of Investments as of September 30, 1998*
                 Statement of Operations for the Year Ended September 30, 1998* Statement of Changes in Net Assets for the Years Ended September 30, 1998 and 1997*



                 Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.



       (l)       Not Applicable
       (m)       Not Applicable
       (n)       Financial Data Schedule********
       (o)       Not Applicable


---------------


* Incorporated by reference from the Annual Report to Shareholders for the year ended September 30, 1998.






** Previously filed in Post-Effective Amendment No. 5 on January 31, 1990 and hereby incorporated by reference.



*** Previously filed in Post-Effective Amendment No. 10 on February 1, 1995 and hereby incorporated by reference.



**** Previously filed in Post-Effective Amendment No. 11 on February 1, 1996 and hereby incorporated by reference.



***** Previously filed in Post-Effective Amendment No. 13 on February 1, 1997 and hereby incorporated by reference.



****** Previously filed in Post-Effective Amendment No. 14 on February 1, 1998 and hereby incorporated by reference.



******* Previously filed in Post-Effective Amendment No. 15 on August 17, 1998 and hereby incorporated by reference.



******** Previously filed in Post-Effective Amendment No. 16 on December 3, 1998 and hereby incorporated by reference.



Item 24.        Persons Controlled by or under Common Control with Registrant.


                None.

Item 25.             Indemnification.


                     Article XII of the Registrant's By-Laws provides for indemnification of the Registrant's directors and officers under certain circumstances as authorized by Section 2-478 of the General Corporation Law of the State of Maryland. Such By-Laws are incorporated by reference herein.


The Registrant has obtained errors and omissions insurance which (subject to certain limits and deductibles) insures the Registrant and its officers and directors against loss arising from certain claims if made against them for actions taken as such.




Item 26.             Business and Other Connections of Investment Adviser.



Although Strong Schafer Capital Management, L.L.C. has not served as investment adviser to any registered investment company or other accounts prior to October 16, 1998, Schafer Capital Management, Inc., currently the sole managing member of Strong Schafer Capital Management, L.L.C., has acted as investment adviser to other equity accounts for many years and acts as investment subadviser to Strong Schafer Balanced Fund. Strong Capital Management, Inc., the non-managing member of Strong Schafer Capital Management, L.L.C., also acts as investment adviser to other equity accounts and to the registered investment companies comprising the Strong Family of Funds. Each of Schafer Capital Management, Inc. and Strong Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


                     David K. Schafer, a director and officer of Schafer Capital Management, Inc., is also Chairman of the Board of Schafer Cullen Capital Management, Inc., 645 Fifth Avenue, New York, New York 10022.

                     James P. Cullen, an officer of Schafer Capital Management, Inc., is also President of Schafer Cullen Capital Management, Inc.

                     Schafer Cullen Capital Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


                     Richard S. Strong controls Strong Capital Management, Inc. and Strong Investments, Inc.



The information relating to Strong Capital Management, Inc. and Strong Investments, Inc. contained under "What is the fund's relationship with Strong?" in the Prospectus and under "Investment Advisory and Other Services", "Distributor" and "Brokerage" in the Statement of Additional Information is hereby incorporated by reference.




Item 27.             Principal Underwriters.



(a) Strong Investments, Inc., the distributor for the Registrant's securities, currently acts as principal underwriter or distributor for the following other entities: Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Life Stage Series, Inc., Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II; Inc.; Strong Schafer Funds, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.



(b) The officers of Strong Investments, Inc. and their positions are listed below. The business address of each person is 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.




                                         Position and Offices
Name                                     with Underwriter

Richard S. Strong                        Director and Chairman
                                         of the Board

Thomas P. Lemke                          Vice President and Chief
                                         Compliance Officer

Stephen J. Shenkenberg                   Vice President, Deputy Chief
                                         Compliance Officer and Secretary

Peter D. Schwab                          Vice President

Joseph R. DeMartine                      Vice President

Anthony J. D'Amato                       Vice President

Dana J. Russart                          Vice President

Thomas M. Zoeller                        Treasurer and Chief Financial Officer

Richard T. Weiss                         Director

Thomas P. Lemke is Assistant Vice President of the Registrant.




Item 28.             Location of Accounts and Records


                     Such records are located at:

                     1.        Strong Schafer Value Fund, Inc.
                               101 Carnegie Center
                               Princeton, NJ 08540

                     2.        Strong Capital Management, Inc.
                               100 Heritage Reserve
                               Menomonee Falls, Wisconsin  53051

                     3.        Firstar Trust Company
                               Mutual Fund Services
                               P.O. Box 701
                               Milwaukee, Wisconsin  53201-0701

                     4.        Sidley & Austin
                               One First National Plaza
                               Chicago, Illinois  60603


Item 29.             Management Services.



                     There are no management-related service contracts not discussed in Part A or Part B.



Item 30.             Undertakings.


                     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES



                    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of January, 1999.


                                            STRONG SCHAFER VALUE FUND, INC.

                                            By:   /s/ David K. Schafer
                                               ---------------------------
                                                     David K. Schafer,
                                                     President


                    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 29, 1999 by the following persons in the capacities indicated.


          Name                                           Title
          ----                                           -----

  /s/ David K. Schafer                             Director and President
-------------------------
        David K. Schafer


 /s/ Brendan J. Spillane                           Secretary and Treasurer and
-------------------------                          Principal Financial and
      Brendan J. Spillane                          Accounting Officer



       *                                           Director
-------------------------
       Timothy C. Collins



       *                                           Director
-------------------------
       Mary P. English


       *                                           Director
------------------------
       Philip P. Young

*By: /s/ David K. Schafer
     ---------------------
      David K. Schafer
     (Attorney-in-fact)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                   FILED WITH
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                                       AND
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                         STRONG SCHAFER VALUE FUND, INC.
               (Exact name of Registrant as specified in Charter)





Exhibit                 Description of Exhibit
--------                ------------------------


    (j)                 Consent of PricewaterhouseCoopers LLP